SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) March 30, 1998

                     MERIT Securities Corporation, Series 6
               (Exact name of registrant as specified in charter)


         Virginia                       03992                  54-1736551
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



  10900 Nuckols Road
  Glen Allen, Virginia
  Attn:  Vice President                                           23060
  (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number including area code (804) 217-5800

                     MERIT Securities Corporation, Series 6
                                    Form 8-K
                                      INDEX


                                   Page Number

Item 5.   Other Events                                             3

Item 7.   Financial Statements and Exhibits                        3

SIGNATURES                                                         4

INDEX OF EXHIBITS                                                  5

ITEM 5.  OTHER EVENTS

The MERIT Securities Corporation, Series 6 makes monthly remittances to security holders. The latest remittance was made March 30, 1998. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.



Monthly Remittance Statement......................................Exhibit 1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         1.  Monthly Remittance Statement dated as of March 30, 1998

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 30, 1998                                   MERIT SECURITIES
                                                CORPORATION


                                                By:____________________________

                                                Name:    Lisa R. Cooke

                                                Title:   Vice President

                                INDEX OF EXHIBITS


                                                     Page of Sequentially
                                                        Numbered Pages

1.       Monthly Remittance Statement dated                 6-10
         as of  March 30, 1998